POWER OF ATTORNEY

We, the undersigned Trustees/Managing Board Members of Transamerica Partners Portfolios and Asset Allocation Variable Funds (collectively, the “Portfolios”) hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Portfolios and hereby constitute and appoint ALISON RYAN and TANÉ T. TYLER each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Portfolios on Forms N-3 and N-4, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and general to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 17, 2015.

This Power of Attorney may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

/S/ MARIJN P. SMIT Marijn P. Smit	Trustee/Managing Board Member and Chairperson	March 17, 2015

/S/ SANDRA N. BANE Sandra N. Bane	Trustee/Managing Board Member	March 17, 2015

/S/ LEO J. HILL Leo J. Hill	Trustee/Managing Board Member	March 17, 2015

/S/ DAVID W. JENNINGS David W. Jennings	Trustee/Managing Board Member	March 17, 2015

/S/ RUSSELL A. KIMBALL, JR. Russell A. Kimball, Jr.	Trustee/Managing Board Member	March 17, 2015

/S/ EUGENE M. MANNELLA Eugene M. Mannella	Trustee/Managing Board Member	March 17, 2015

/S/ PATRICIA L. SAWYER Patricia L. Sawyer	Trustee/Managing Board Member	March 17, 2015

/S/ JOHN W. WAECHTER John W. Waechter	Trustee/Managing Board Member	March 17, 2015

/S/ ALAN F. WARRICK Alan F. Warrick	Trustee/Managing Board Member	March 17, 2015

/S/ VINCENT J. TONER Vincent J. Toner	Vice President, Treasurer and Principal Financial Officer	March 17, 2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michael van Katwijk, a Senior Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2015.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Chad Noehren, Controller of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2015.

/s/ Chad Noehren
Chad Noehren
Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth A. Summers, a Director and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of April, 2015.

/s/ Elizabeth A. Summers
Elizabeth A. Summers
Director and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth Belanger, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2015.

/s/ Elizabeth Belanger
Elizabeth Belanger
Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Kent Callahan, a Director, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2015.

/s/ Kent Callahan
Kent Callahan
Director, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marc Cahn, a Director, Senior Vice President, Assistant Secretary and Division General Counsel of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2015.

/s/ Marc Cahn
Marc Cahn
Director, Senior Vice President, Assistant Secretary and Division General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter P. Post, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2015.

/s/ Peter P. Post
Peter P. Post
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William Brown, Jr., a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Alison Ryan and Ayla Nazli, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1940 File Number
Separate Account VA BNY	Transamerica Landmark NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Variable Annuity Series	811-08750
Separate Account VA BNY	Partners Variable Annuity Series	811-08750
Separate Account VA BNY	Transamerica Variable Annuity O-Share	811-08750
Separate Account VA BNY	Transamerica Retirement Income Plus	811-08750
Separate Account VA BNY	Transamerica Axiom II	811-08750
Separate Account VA BNY	Transamerica Principium III	811-08750
Separate Account VA BNY	Transamerica Income Elite II	811-08750
Separate Account VA BNY	Transamerica Advisor Elite II	811-08750
Separate Account VA BNY	Transamerica Principium II Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Liberty NY Variable Annuity	811-08750
Separate Account VA BNY	Transamerica Axiom NY Variable Annuity	811-08750
Separate Account VA BNY	Income Elite Variable Annuity	811-08750
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Group)	811-06298
TFLIC Separate Account B	Vanguard Variable Annuity Plan (Individual)	811-06298
TFLIC Separate Account VNY	The Advisor’s Edge NY Variable Annuity	811-21703
Merrill Lynch Investor Choice Annuity® (Investor Series)	ML of New York Variable Annuity Separate Account A	811-06466
Merrill Lynch Investor Choice Annuity® (IRA Series)	ML of New York Variable Annuity Separate Account D	811-21176
TFLIC Pooled Account No. 44	Secure Path for Life Product	811-22371
Transamerica Partners Variable Funds	Transamerica Partners Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717

IN WITNESS WHEREOF, I have hereunto set my hand this      day of March, 2015.

/S/ WILLIAM BROWN, JR.
William Brown, Jr.
Director